                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) November 16, 2007

                                 NUTRADYNE, INC.
               (formerly Digital Learning Management Corporation)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-26293                     20-1661391
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

      927 Canada Court, City of Industry, CA                       91748
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (626)581-9098
    ------------------------------------------------------------------------

                     Digital Learning Management Corporation
                    680 Langsdorf Drive, Fullerton, CA, 92831
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

       On or near November 14, 2007, Nutradyne, Inc. ("Nutradyne") entered into an agreement with Umesh Patel whereby Mr. Patel agreed to accept 1,000,000 shares of Nutradyne common stock and a warrant to purchase another 1,250,000 shares of common stock at an exercise price of $.50 per share in exchange for a release of all debt owed to Mr. Patel through November 16, 2007. The warrant has a five year term. A copy of the Agreement for Conversion of Debt is attached hereto as Exhibit 10.01. A copy of the Warrant is attached hereto as Exhibit
10.02. Mr. Patel was the Company's Chairman, Director and Chief Financial Officer until the close of the Amended Share Exchange Agreement on November 16, 2007 as further explained in Item 2.01. Mr. Patel remains a Director and Vice President of the Company.

       On or near November 1, 2007 Nutradyne entered into an Agreement for Conversion of Debenture with David L. Kagel, Trustee wherein Mr. Kagel, as Trustee for certain debenture holders agreed to convert all of the outstanding liability associated with the debentures in exchange for 3,500,000 shares of Nutradyne common stock. The specific debentures which were converted into 3,500,000 shares of common stock are as follows:

       (a) Convertible Debenture dated February 27, 2004, in the original principal sum of $1,000,000.00 executed by Digital Learning Institute, Inc., a Delaware corporation (hereinafter called "Borrower"), payable to the order of Assignor as therein provided, as more fully described in and secured by two Security Agreements of even date therewith from Borrower and Digital Learning Management Corporation to Renaissance Capital Growth & Income Fund, III, Inc., Renaissance US Growth Investment Trust PLC, BFSUS Special Opportunities Trust PLC, and Renn Capital Group, Inc., as Agent (the "Secured Parties"); as assigned to David L. Kagel, Trustee pursuant to an Assignment of Note and Lien dated December 15, 2006.

       (b) Convertible Debenture dated February 27, 2004, in the original principal sum of $1,000,000.00 executed by Digital Learning Institute, Inc., a Delaware corporation (hereinafter called "Borrower"), payable to the order of Assignor as therein provided, as more fully described in and secured by two Security Agreements of even date therewith from Borrower and Digital Learning Management Corporation to Renaissance Capital Growth & Income Fund, III, Inc., Renaissance US Growth Investment Trust PLC, BFSUS Special Opportunities Trust PLC, and Renn Capital Group, Inc., as Agent (the "Secured Parties"); as assigned to David L. Kagel, Trustee pursuant to an Assignment of Note and Lien dated December 15, 2006.

       (c) Convertible Debenture dated February 27, 2004, in the original principal sum of $1,000,000.00 executed by Digital Learning Institute, Inc., a Delaware corporation (hereinafter called "Borrower"), payable to the order of Assignor as therein provided, as more fully described in and secured by two Security Agreements of even date therewith from Borrower and Digital Learning Management Corporation to Renaissance Capital Growth & Income Fund, III, Inc., Renaissance US Growth Investment Trust PLC, US Special Opportunities Trust PLC, and Renn Capital Group, Inc., as Agent (the "Secured Parties"); as assigned to David L. Kagel, Trustee pursuant to an Assignment of Note and Lien dated December 15, 2006.

       There is no material relationship between the Company and the debenture holders or Mr. Kagel other than the debentures and agreement for conversion thereof. A copy of the Agreement for Conversion of Debt is attached hereto as
Exhibit 10.03.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

       On November 16, 2007, Nutradyne, Inc. (formerly Digital Learning Management Corporation) ("Nutradyne") closed the Amended Exchange Agreement with Changchun Yongxin Dirui Medical Co., Ltd, a China corporation ("Yongxin") and all of the shareholders of Yongxin.

       In accordance with the Amended Exchange Agreement, Nutradyne issued 21,000,000 shares of newly issued common stock and 5 million shares of Series A Preferred Stock to the Yongxin shareholders or their designees, representing, immediately following closing, and the issuance of common stock to Mr. Patel and the debenture holders, 70% of the total issued and outstanding shares of common stock. A complete schedule of the share recipients is set forth in Item 3.02 hereof and incorporated into this Item 2.01.

       The Series A Convertible Preferred Stock is convertible over a 3 year period, into up to 30 million shares of common stock. In particular, the holder of any share of shares of Series A Convertible Preferred Stock shall have the right, at its option, (i) at any time hereafter (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Convertible Preferred Stock) to convert, any such shares of Series A Convertible Preferred Stock into such number of fully paid and nonassessable shares of Common Stock on a six (6) for one (1) basis. No more than 1,666,666 shares of the Series A Convertible Preferred Stock may be converted in each of the three periods following issuance. The conversion formula is conditioned on the Corporation earning no less than 3 million dollars of net income in for the fiscal year ending March 31, 2008; $4 million dollars of net income in the fiscal year ending March 31, 2009 and $5 million dollars of net income in the fiscal year ending March 31, 2010. In the event that in any of the three fiscal years, the Corporation earns less than required net income amounts for conversion, then the conversion right shall be proportionately reduced by the amount of the shortfall below the required net income amount, with the "catch-up" right to convert additional shares to the extent that the net income exceeds 3 million; 4 million and 5 million dollars respectively in each of the three consecutive years. In no event shall this conversion right allow for the conversion of the Series A Preferred Stock into more than 6 common shares for each share of Series A Preferred Stock over the course of the aforementioned three calendar years. The net income requirements shall be based upon an audit of the revenues for each fiscal year. All conversions shall be made within 30 days of the completion of such audit.

       Each share of Series A Convertible Preferred Stock entitles the holder to six (6) votes on all matters to be voted on by the stockholders.

       The Series A Convertible Preferred Stock does not earn any dividends during the conversion period. Following the conversion period, each share of Series A Convertible Preferred Stock that has not been converted, earns a dividend of $.10 per share per year.

       Digital Learning Corporation, remains a wholly owned operating subsidiary of the Company following Closing.

       Nutradyne had never engaged in a transaction with Yongxin nor had any past contractual relationship other than the Proposed Acquisition. Nutradyne began negotiations for the Share Exchange Agreement with Yongxin in November 2006 following an introduction between our companies by our independent auditor, Hamid Kabani.

The following is a brief description of Yongxin:

       Yongxin was established in 1993, for the purpose of engaging in the business of the sale of medicines wholesale, retail and third-party medicine logistics. Yongxin is located in Changchun City, Jilin Provincial with a staff of 358 of which 18 are Licensed Pharmacists and 55% of which have a college education. As of fiscal year end December 31, 2005 Yongxin had assets of $10,218,204 and liabilities of $5,550,465. For the nine months ended September 30, 2006, Yongxin had assets of $13,337,855 and liabilities of $7,373,424.

       With the business idea of "sustained operation, integrated innovation", Yongxin has built a marketing network covering the whole Jilin province and radiating the northeast region, and the brand image of "sustained innovation" of Yongxin has firmly enjoyed popular support. In 2003, Yongxin passed Jilin Provincial FSDA Quality Certification System, National GSP Certification and won a number of honorary titles for several times such as "unit trusted by government", and the development of Yongxin got strong support from national, provincial and municipal governments.

       In 2004, Yongxin Medical established "Jilin Province Yongxin Chain Drugstore Ltd."(hereinafter referred to Yongxin Drugstore) with an investment of RMB 2,500,000 (equivalent to $303,000) to focus on developing a terminal network market. In July 2005, the company obtained the franchise right in Jilin province from American Medicine Shoppe (Meixin International Medical Chains) and now has developed 4 chains of "Meixino Yongxin". As of October 2006, Yongxin has developed 11 retail chains in the name of Yongxin Drugstore which covers a business area of 8,000 m2, scattered in key business region and large community inside Changchun city.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

       In accordance with the Agreement for Conversion of Debt by and between the Company and Umesh Patel as further described in Item 1.01 hereof, on or near November 16, 2007, the Company issued 1,000,000 shares of common stock to Mr. Patel. In addition, the Company issued to Mr. Patel a warrant to purchase 1,250,000 shares of common stock at an exercise price of $.50 per share. The warrant has a five year term and contains a cashless exercise provision. The Company relied on the exemption contained in Section 4(2) of the Securities Act of 1933 in making this issuance.

       In accordance with the Agreement for Conversion of Debentures by and between the Company and David L. Kagel, Trustee, as further described in Item
1.01 hereof, on or near November 16, 2007, the Company issued the following shares of common stock: (i) Chi Group, Inc. - 1,156,666 shares; (ii) Up and Running Productions, Inc. - 1,256,666 shares; (iii) Linear Capital Group, Inc. - 1,156,157 shares; and (iv) Laura Anthony, Esquire - 30,000 shares. The Company relied on the exemption contained in Section 3(a)(9) of the Securities Act of 1933 in making this issuance.

       In accordance with the Amended Exchange Agreement, as further described in Item 2.01 hereof, Nutradyne issued 21,000,000 shares of newly issued common stock and 5 million shares of Series A Preferred Stock to the Yongxin shareholders or their designees as follows:

---------------------------------------------------- -------------------------------- --------------------------------
                       NAME                            NUMBER OF COMMON STOCK          NUMBER OF PREFERRED STOCK
---------------------------------------------------- -------------------------------- --------------------------------
1. Misala Holdings Inc. BVI                                     600,000.00                     3,000,000.00
---------------------------------------------------- -------------------------------- --------------------------------
2. Boom Day Investments Ltd. BVI                              5,400,000.00                     2,000,000.00
---------------------------------------------------- -------------------------------- --------------------------------
3. Accord Success Ltd., BVI                                   5,400,000.00
---------------------------------------------------- -------------------------------- --------------------------------
4. Perfect Sum Investment Ltd. BVI                            1,200,000.00
---------------------------------------------------- -------------------------------- --------------------------------
5. Full Spring Group Ltd. BVI                                 1,800,000.00
---------------------------------------------------- -------------------------------- --------------------------------
6. Grand Opus Co. Ltd., BVI                                   2,400,000.00
---------------------------------------------------- -------------------------------- --------------------------------
7. Master Power Holdings Corp Ltd. BVI                        4,200,000.00
---------------------------------------------------- -------------------------------- --------------------------------
                       TOTAL                                 21,000,000.00                     5,000,000.00
==================================================== ================================ ================================


       The Company relied on the exemption contained in Section 4(2) of the Securities Act of 1933 in making this issuance.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

       Upon the Closing of the Amended Share Exchange Agreement, there was a change in control of Nutradyne. Following the Closing and the issuance of securities for debt (as further described in Items 1.01 and 3.02 hereof) the Yongxin shareholders and designees obtained control of Nutradyne. The table below sets forth the share ownership of the Yongxin shareholders and designees.

                                                                              % OF OUTSTANDING
                                                                               COMMON STOCK -
                                                                                  BASED ON      NUMBER OF SHARES
                                                      NUMBER OF SHARES OF    30,000,001 SHARES    OF PREFERRED
                       NAME                             COMMON STOCK            OUTSTANDING           STOCK
==================================================== ======================= =================== ==============
1. Misala Holdings Inc. BVI                                 600,000.00              2.00%          3,000,000.00
---------------------------------------------------- ----------------------- ------------------- --------------
2. Boom Day Investments Ltd. BVI                          5,400,000.00             18.00%          2,000,000.00
---------------------------------------------------- ----------------------- ------------------- --------------
3. Accord Success Ltd., BVI                               5,400,000.00             18.00%
---------------------------------------------------- ----------------------- ------------------- --------------
4. Perfect Sum Investment Ltd. BVI                        1,200,000.00              4.00%
---------------------------------------------------- ----------------------- ------------------- --------------
5. Full Spring Group Ltd. BVI                             1,800,000.00              6.00%
---------------------------------------------------- ----------------------- ------------------- --------------
6. Grand Opus Co. Ltd., BVI                               2,400,000.00              8.00%
---------------------------------------------------- ----------------------- ------------------- --------------
7. Master Power Holdings Coup Ltd. BVI                    4,200,000.00             14.00%
---------------------------------------------------- ----------------------- ------------------- --------------
                       TOTAL                             21,000,000.00             70.00%          5,000,000.00
==================================================== ======================= =================== ==============

       In addition, in accordance with the Amended Share Exchange Agreement, our officers and directors tendered their resignations and appointed Yongxin designees in their stead. Our new directors and officers are as follows:

Yongxin Liu - Chairman of the Board, Chief Executive Officer.
Samuel Liu - Director, President, Chief Operating Officer.
Yongkui Liu - Director, Vice President, Chief Financial Officer.
Yongmei Wang - Director, Vice President, Treasurer.
Umesh Patel -  Vice President

       The table below reflects the ownership of the 21,000,000 shares of common stock and 5,000,000 shares of preferred stock to be received by the Yongxin shareholders in the Share Exchange as well as ownership directly or indirectly, by each of our directors, the Named Executive Officer and principal shareholders and by our Directors and officers as a group following the Closing of the Share Exchange transaction.

                                                                              % OF OUTSTANDING
                                                                               COMMON STOCK -
                                                                                  BASED ON       NUMBER OF SHARES
                                                      NUMBER OF SHARES OF    30,000,001 SHARES    OF PREFERRED
                       NAME                             COMMON STOCK            OUTSTANDING          STOCK
==================================================== ======================= ==================================

Yongxin Liu                                                600,000              2.00%            3,000,000
Samuel Liu                                                       0
Yongkui Liu                                              5,400,000             18.00%            2,000,000
Yongmei Wang                                             1,200,000              4.00%                    0
Umesh Patel                                              1,568,095              5.23%                    0
---------------------------------------------------- ----------------------- ------------------- --------------
Officers and Directors as a Group                        8,768,095             29.23%            5,000,000

Accord Success Ltd., BVI                                 5,400,000             18.00%
Full Spring Group Ltd. BVI                               1,800,000              6.00%
Grand Opus Co. Ltd., BVI                                 2,400,000              8.00%
Master Power Holdings Coup Ltd. BVI                      4,200,000             14.00%
---------------------------------------------------- ----------------------- -------------------
Total                                                   22,568,095(9)
==================================================== =======================


       There are no arrangements or understandings among members of either the former or new control groups and their associates with respect to the election of directors or other matters.

ITEM 5.02(B) DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS

       In accordance with the Amended Share Exchange Agreement and from November 12, 2007 through the Closing on November 16, 2007, all of our executive officers and directors resigned and appointed new executive officers and directors in their stead. In particular, the following individuals resigned: (i) Umesh I Patel, as Chairman, President and Chief Financial Officer (note Mr. Patel remained a Director and has been appointed a Vice President); (ii) Craig Nagasugi, as Chief Executive Officer; (iii) Al Jinnah, as General Counsel and Secretary; (iv) Gregory Frazer as Director; and (v) Khalid Sheikh, as Director.

ITEM 5.02(C) ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         The following is a list of the new officers and directors:

         Yongxin Liu - Chairman of the Board, Chief Executive Officer. Samuel Liu - Director, President, Chief Operating Officer. Yongkui Liu - Director, Vice President, Chief Financial Officer. Yongmei Wang - Director, Vice President, Treasurer.
         Umesh Patel - Director

       None of our new officers and directors are parties to or have been parties in the last five years to a legal proceeding which require disclosure herein.

       Yongxin Liu (age 39). Yongxin Liu is a seasoned and well respected Chinese business executive. Mr. Liu graduated from the Northeast Normal University in 1994. He cofounded Yongxin with his brother Yongkui Liu. Since 2001 Mr. Yongxin Liu has served as Chairman & CEO of Yongxin. He studied at the Beijing University in 2003-2004. Yongxin Liu is not related to either Samuel Liu.

       Samuel Liu (age 45). Samuel Liu was a senior manager in a large trading company (annual revenues reaching 300 million dollars) in America from 1986 - 1993. From 1994 - 2002 he was the president of a nutri-ceuticals manufacturer (annual revenues over 80 million dollars). Mr. Liu is active in organizing and managing a number of foreign investment projects to China. He also counsels China companies in doing business in the US, and in mergers and acquisitions. Mr. Liu has a Master of Arts degree from Beijing University, 1985. Samuel Liu is not related to either Yongxin Liu or Yongkui Liu.

       Yongkui Liu (age 37). He is the brother Yongxin Liu, and a co-founder of the Yongxin medicin group. Mr. Liu has been with Yonxin since 1993. Yongkui Liu started work as worked as a Deputy General Manager of Yongxin medicine group. In 2001, he became President & COO of Yongxin. He studied in Beijing Renmin University between 2004-2006.

       Yongmei Wang (age 33). Mr. Wang has been with Yongxin since 1998. Yongmei Wang started work as Business Manager of Yongxin since 1998. "

         Umesh Patel (age 50). Mr. Patel has over 15 years experience in business development and sales. From 1990 to 2001, Mr. Patel served as the President of Tech Med Billing Services, where he was responsible for managing and projecting financials for the company. In 2001, Mr. Patel co-founded the School of I.T. Mr. Patel served as its Vice President and was responsible for marketing. Mr. Patel currently is President of Digital Learning Management Corporation.

       None of the officers or directors have previously received compensation from the Company nor are any party to a compensation arrangement with the Company

Mr. Patel's compensation was as follows:

                                             Annual Compensation

                                                                        Options/
Name and Principal Position             Year         Salary    Bonus      Sars
---------------------------             ----         ------    -----      ----
Umesh  Patel, Chairman,                 2006   (1) $240,000     $--         --
President and                           2005   (1)  240,000      --         --
Chief Financial Officer                 2004        120,000      --         --

(1) amounts were accrued but not paid at the time and were subsequently satisfied as part of the Agreement for Conversion of Debt further described in
Item 1.01 hereof.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION

       Effective October 24, 2007, our Articles of Incorporation were amended to effectuate a reverse split of 11.97492 to 1 of the Company's common stock and to change the name of the Company to Nutradyne, Inc.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  Financial Statements of Businesses Acquired.

       Any required financial statements shall be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

       (b)  Pro Forma Financial Information.

       Any required pro forma financial information will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.


     (d)  Exhibits. The following exhibits are being furnished herewith:

            10.01      Agreement for Conversion of Debt
            10.02      Warrant
            10.03      Agreement for Conversion of Debentures

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2007                 NUTRADYNE, INC.

                                        By: /s/ Yongxin Liu
                                            --------------------------
                                            Name: Yongxin Liu
                                            Title: Chairman of the Board